                                                                    Exhibit 99.5

                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                           $400,000,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-SL1


                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER




                                 JANUARY 6, 2006

                              [MERRILL LYNCH LOGO]


                                IMPORTANT NOTICES



The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                             MLMI 2006-SL1
TOP LEVEL STATS                ALL LOANS        MH            2NDS        1ST LIEN BAL < 50K    FICO < 500     1ST LIEN FRM PURCHASE
Total Collateral              421,253,341                 421,253,341
Percent of Deal                    100.00%                     100.00%
Statistical Cut-Off Date       2006-01-01                  2006-01-01

AVERAGES BY GROUP
WALA                                    5                           5
FICO                                  674                         674
DTI                                 40.43%                      40.43%
LTV                                 97.93%                      97.93%
CLTV                                97.93%                      97.93%
Coupon                               9.80%                       9.80%
Balance                            47,125                      47,125

PCT BY GROUP
Prefunded                            0.00%                       0.00%
Delinquent at closing                1.50%                       1.50%
Full Doc %                          45.20%                      45.20%
Owner Occupied %                    95.90%                      95.90%
First Lien %                         0.00%                       0.00%
Loans w/ MI                          0.06%                       0.06%
Loans w/ Simult 2nds                 0.00%                       0.00%
First Time Borrowers                 0.00%                       0.00%
Stated Docs w/ W2                   44.60%                      44.60%

STATS ONLY FOR ARMS
Max Rate
Margin
Initial Cap
Periodic Cap
Avg Reset Freq (mo)

FICO
< 500
500 - 549
550 - 599                            1.63%                       1.63%
600 - 649                           38.50%                      38.50%
650 - 699                           30.18%                      30.18%
700 - 749                           18.84%                      18.84%
750 - 799                           10.14%                      10.14%
800 +                                0.71%                       0.71%



DTI
<25                                  8.78%                       8.78%
25 - 29.99                           6.04%                       6.04%
30 - 34.99                          10.45%                      10.45%
35 - 39.99                          16.16%                      16.16%
40 - 44.99                          27.82%                      27.82%
45 - 49.99                          19.52%                      19.52%
50 - 54.99                           9.21%                       9.21%
55 - 59.99                           2.01%                       2.01%
60 +                                 0.02%                       0.02%



LTV
<=60                                 0.66%                       0.66%
60.01 - 65                           0.20%                       0.20%
65.01 - 70                           0.17%                       0.17%
70.01 - 75                           0.45%                       0.45%
75.01 - 80                           1.36%                       1.36%
80.01 - 85                           0.93%                       0.93%
85.01 - 90                           5.86%                       5.86%
90.01 - 95                           6.69%                       6.69%
95.01 - 100                         83.67%                      83.67%
> 100


TOP LEVEL STATS                 1ST LIEN FRM REFI    ARM I/O PURCHASE    ARM I/O REFI     ARM NON I/O PUCHASE    ARM NON I/O REFI
Total Collateral
Percent of Deal
Statistical Cut-Off Date

AVERAGES BY GROUP
WALA
FICO
DTI
LTV
CLTV
Coupon
Balance

PCT BY GROUP
Prefunded
Delinquent at closing
Full Doc %
Owner Occupied %
First Lien %
Loans w/ MI
Loans w/ Simult 2nds
First Time Borrowers
Stated Docs w/ W2

STATS ONLY FOR ARMS
Max Rate
Margin
Initial Cap
Periodic Cap
Avg Reset Freq (mo)

FICO
< 500
500 - 549
550 - 599
600 - 649
650 - 699
700 - 749
750 - 799
800 +



DTI
<25
25 - 29.99
30 - 34.99
35 - 39.99
40 - 44.99
45 - 49.99
50 - 54.99
55 - 59.99
60 +



LTV
<=60
60.01 - 65
65.01 - 70
70.01 - 75
75.01 - 80
80.01 - 85
85.01 - 90
90.01 - 95
95.01 - 100
> 100

                             MLMI 2006-SL1
TOP LEVEL STATS                ALL LOANS        MH            2NDS        1ST LIEN BAL < 50K    FICO < 500     1ST LIEN FRM PURCHASE

CLTV
<=60                             0.66%                       0.66%
60.01 - 65                       0.20%                       0.20%
65.01 - 70                       0.17%                       0.17%
70.01 - 75                       0.45%                       0.45%
75.01 - 80                       1.36%                       1.36%
80.01 - 85                       0.93%                       0.93%
85.01 - 90                       5.93%                       5.93%
90.01 - 95                       6.86%                       6.86%
95.01 - 100                     83.44%                      83.44%
> 100



PRODUCT
< 2 yr Fixed Term
2 yr fixed hybrid
3 yr fixed hybrid
5 yr or longer hybrid
Fixed Rate                      100.00%                    100.00%



I/O TERM
No IO Term                      100.00%                    100.00%
2 yr
3 yr
5 yr
> 5 yr



LOAN BALANCE
< 50,000                        43.56%                      43.56%
50,000 - 74,999                 21.98%                      21.98%
75,000 - 99,999                 14.14%                      14.14%
100,000 - 199,999               18.49%                      18.49%
200,000 - 499,999                1.83%                       1.83%
500,000 - 999,999
1,000,000 -



AMORTIZATION TERM
15 yr                            2.11%                       2.11%
20 yr                            9.03%                       9.03%
30 yr                           88.77%                      88.77%
40 yr



MATURITY TERM
< 15 years                       0.09%                       0.09%
15 yr                           39.68%                      39.68%
20 yr                            9.03%                       9.03%
30 yr                           51.19%                      51.19%
40 yr



PROPERTY TYPE
Single Family                   72.30%                      72.30%
PUD                             12.02%                      12.02%
Multi Family                     8.32%                       8.32%
Condo, Townhouse                 7.37%                       7.37%
MH



LOAN PURPOSE
Purchase                        79.71%                      79.71%
Cash Out Refi                   14.38%                      14.38%
Non Cash Out Refi                5.91%                       5.91%

TOP LEVEL STATS                 1ST LIEN FRM REFI    ARM I/O PURCHASE    ARM I/O REFI     ARM NON I/O PUCHASE    ARM NON I/O REFI


CLTV
<=60
60.01 - 65
65.01 - 70
70.01 - 75
75.01 - 80
80.01 - 85
85.01 - 90
90.01 - 95
95.01 - 100
> 100



PRODUCT
< 2 yr Fixed Term
2 yr fixed hybrid
3 yr fixed hybrid
5 yr or longer hybrid
Fixed Rate



I/O TERM
No IO Term
2 yr
3 yr
5 yr
> 5 yr



LOAN BALANCE
< 50,000
50,000 - 74,999
75,000 - 99,999
100,000 - 199,999
200,000 - 499,999
500,000 - 999,999
1,000,000 -



AMORTIZATION TERM
15 yr
20 yr
30 yr
40 yr



MATURITY TERM
< 15 years
15 yr
20 yr
30 yr
40 yr



PROPERTY TYPE
Single Family
PUD
Multi Family
Condo, Townhouse
MH



LOAN PURPOSE
Purchase
Cash Out Refi
Non Cash Out Refi

                             MLMI 2006-SL1
TOP LEVEL STATS                ALL LOANS        MH          2NDS        1ST LIEN BAL < 50K    FICO < 500     1ST LIEN FRM PURCHASE

GEOGRAPHIC DISTRIBUTION
Alabama                          0.44%                      0.44%
Alaska                           0.10%                      0.10%
Arizona                          2.83%                      2.83%
Arkansas                         0.07%                      0.07%
California-Northern             10.19%                     10.19%
California-Southern             17.12%                     17.12%
Colorado                         3.65%                      3.65%
Connecticut                      1.72%                      1.72%
Delaware                         0.19%                      0.19%
District of Columbia             0.13%                      0.13%
Florida                          6.50%                      6.50%
Georgia                          2.38%                      2.38%
Hawaii                           0.60%                      0.60%
Idaho                            0.47%                      0.47%
Illinois                         3.75%                      3.75%
Indiana                          0.87%                      0.87%
Iowa                             0.38%                      0.38%
Kansas                           0.18%                      0.18%
Kentucky                         0.47%                      0.47%
Louisiana                        0.20%                      0.20%
Maine                            0.53%                      0.53%
Maryland                         2.54%                      2.54%
Massachusetts                    3.76%                      3.76%
Michigan                         2.62%                      2.62%
Minnesota                        1.44%                      1.44%
Mississippi                      0.10%                      0.10%
Missouri                         0.94%                      0.94%
Montana                          0.14%                      0.14%
Nebraska                         0.10%                      0.10%
Nevada                           2.26%                      2.26%
New Hampshire                    0.94%                      0.94%
New Jersey                       2.63%                      2.63%
New Mexico                       0.12%                      0.12%
New York                         5.03%                      5.03%
North Carolina                   1.56%                      1.56%
North Dakota                     0.05%                      0.05%
Ohio                             1.82%                      1.82%
Oklahoma                         0.51%                      0.51%
Oregon                           1.65%                      1.65%
Pennsylvania                     1.67%                      1.67%
Rhode Island                     1.16%                      1.16%
South Carolina                   0.74%                      0.74%
South Dakota                     0.09%                      0.09%
Tennessee                        1.13%                      1.13%
Texas                            5.39%                      5.39%
Utah                             1.04%                      1.04%
Vermont                          0.21%                      0.21%
Virginia                         3.88%                      3.88%
Washington                       2.32%                      2.32%
West Virginia                    0.02%                      0.02%
Wisconsin                        1.05%                      1.05%
Wyoming                          0.34%                      0.34%
Unknown or Other

TOP LEVEL STATS                 1ST LIEN FRM REFI    ARM I/O PURCHASE    ARM I/O REFI     ARM NON I/O PUCHASE    ARM NON I/O REFI
GEOGRAPHIC DISTRIBUTION
Alabama
Alaska
Arizona
Arkansas
California-Northern
California-Southern
Colorado
Connecticut
Delaware
District of Columbia
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming
Unknown or Other